Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

As of September 30, 2025

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking statements” within the meaning of the federal securities laws that involve risks and uncertainties, many of which are beyond our control. Our actual results could differ materially and adversely from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Quarterly Report on Form 10-Q. Forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, financial condition, liquidity, capital resources, cash flows, dividends, results of operations and other financial and operating information. When used in this presentation, the words “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “should,” “project,” “plan,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

The forward-looking statements contained in this presentation are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to it and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to the factors, risks and uncertainties described in the Annual Report on Form 10-K, as filed March 31, 2025 (“Annual Report”) and the Company’s Quarterly Report on Form 10-Q filed with the SEC on the date hereof (“Quarterly Report”), changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the “Risk Factors” section of the Annual Report and the Quarterly Report, many of which are beyond our control. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

COMPANY OVERVIEW

●	Presidio Property Trust, Inc. (“Presidio” or the “Company”) was founded in 1999 as NetREIT

●	Presidio is an internally managed real estate company focused on commercial real estate opportunities in often overlooked and regionally dominant markets

●	The Company acquires, owns, and manages office and industrial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates

●	Presidio’s commercial portfolio currently includes 10 commercial properties with a book value of approximately $74.2 million

●	In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)

Corporate Information
Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, MD, ND & TX
Employees	14

Portfolio Summary (Number / Square Footage)
Office	8 properties / 608,076 sqft.
Retail	1 properties / 10,500 sqft.
Industrial	1 property / 150,099 sqft.
Model Homes (1)	84 homes / 250,281 sqft

Portfolio Value & Debt
Book Value	$113.3 million (2)
Existing Secured Debt	$94.6 million

(1)	The Company holds partial ownership interests in several entities which own model home properties

(2)	Includes book value of model homes

COMMERCIAL PORTFOLIO

			Real estate assets and lease intangibles, net
Property Name	Date Acquired	Location	September 30, 2025	December 31, 2024
Genesis Plaza (1)	August 2010	San Diego, CA	$7,405,978	$7,363,571
Dakota Center (2)	May 2011	Fargo, ND	5,067,882	8,154,951
Grand Pacific Center	March 2014	Bismarck, ND	8,220,577	8,413,926
Arapahoe Center	December 2014	Centennial, CO	8,981,150	9,298,534
Union Town Center (3)	December 2014	Colorado Springs, CO	—	8,922,943
West Fargo Industrial	August 2015	Fargo, ND	6,402,255	6,599,953
300 N.P.	August 2015	Fargo, ND	1,982,030	1,963,000
Research Parkway (3)	August 2015	Colorado Springs, CO	—	2,220,284
One Park Center	August 2015	Westminster, CO	5,607,617	5,580,950
Shea Center II (4)	December 2015	Highlands Ranch, CO	17,969,697	18,820,370
Mandolin (5)	August 2021	Houston, TX	4,531,779	4,600,562
Baltimore	December 2021	Baltimore, MD	8,072,924	8,241,456
Commercial properties			74,241,889	90,180,500
Model Home properties (6)	2019 - 2025	AZ, TN, TX, AL	39,040,072	37,416,000
Total real estate assets and lease intangibles, net			$113,281,961	$127,596,500

(1)

Genesis Plaza is owned by two tenants-in-common, NetREIT Genesis and NetREIT Genessis II, each of which own 57% and 43%, respectively, and we beneficially own an aggregate of 92.0%, based on our ownership of each entity. We have 100% ownership of NetREIT Genesis and 81.5% ownership of NetREIT Genesis II, and we have control of both entities. During July 2024, the Company completed a minority ownership conversion option as result of a death in a noncontrolling trust within NetREIT Genesis II. The Company issued the trust 78,215 shares of SQFT Series A Common Stock in exchange for their 36.4% ownership in NetREIT Genesis II, as per the original exchange agreement.

(2)

The non-recourse loan on the Dakota Center property matured on July 6, 2024. During December 2024, the lender agreed to the broker the Company would use to sell the property to settle the non-recourse debt. As of September 30, 2025, the property was included in the real estate assets held for sale, net on the consolidated balance sheet. During July 2025, the lender approved a purchase offer from a third party for $5,125,000. In connection with the pending sale, we have impaired the property’s book value and recorded an impairment charge of approximately $3.3 million for the nine months ended September 30, 2025. The sale is expected to take place during the fourth quarter 2025 or in the first quarter of 2026.

(3)

During February 2025, Union Town Center and Research Parkway were sold to a single buyer for a combined total of approximately $15.9 million, net of selling costs, and recognized a net gain of approximately $4.5 million, net of closing costs.

(4)

On December 31, 2022, the lease for our largest tenant, Halliburton, expired. Halliburton was located in our Shea Center II property in Colorado, and made up approximately $536,080 of our annual base rent. Halliburton did not renew the lease and we placed approximately $1.1 million in a reserve account with our lender to cover future mortgage payments, if necessary, none of which has been used as of September 30, 2025. Our management team is working to fill the 45,535 square foot space and has leased approximately 69% of the space to other tenants and has reviewed various proposals for the remaining 31%. As of September 30, 2025, management is pursuing third party tenants who fit into our long-term plans, however, there is no guarantee we will be successful in signing new tenants. During the three months ended September 30, 2025, we have reassessed the value of the property and recorded an impairment charge of approximately $0.9 million.

(5)	A portion of the proceeds from the sale of Highland Court were used in like-kind exchange transactions pursued under Section 1031 of the Code for the acquisition of our Mandolin property. Mandolin is owned by NetREIT Palm Self-Storage LP, through its wholly owned subsidiary, NetREIT Highland LLC, and the Company is the sole general partner and owns 61.3% of NetREIT Palm Self-Storage LP.

(6)	Includes Model Homes listed as held for sale as of September 30, 2025 and December 31, 2024. During the three and nine months ended September 30, 2025, we recorded an impairment charge for model homes totaling $0.1 million and $0.2 million, respective, which reflects the estimated sales prices for these specific model homes. The short hold period, less than two years, and the builder changing their model style after we purchased the homes, contributed to the lower than expected sales price.

MODEL HOMES PORTFOLIO

State	No. of Properties	Aggregate Square Feet	Approximate % of Square Feet	Current Base Annual Rent	Approximate of Aggregate % Annual Rent
Alabama	10	23,835	9.5%	$347,064	9.5%
Arizona	2	6,822	2.7%	$149,196	4.1%
Tennessee	2	5,534	2.2%	$89,304	2.4%
Texas	70	214,090	85.6%	$3,069,336	83.9%
Total	84	250,281	100.0%	$3,654,900	99.9%

CONSOLIDATED BALANCE SHEET

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Balance Sheets

	September 30,	December 31,
	2025	2024
	(unaudited)
ASSETS
Real estate assets and lease intangibles:
Land	$16,625,237	$15,983,323
Buildings and improvements	105,024,265	102,862,977
Tenant improvements	17,338,795	16,488,066
Lease intangibles	3,475,531	3,776,654
Real estate assets and lease intangibles held for investment, cost	142,463,828	139,111,020
Accumulated depreciation and amortization	(36,622,641)	(33,700,262)
Real estate assets and lease intangibles held for investment, net	105,841,187	105,410,758
Real estate assets held for sale, net	7,440,774	22,185,742
Real estate assets, net	113,281,961	127,596,500
Other assets:
Cash, cash equivalents and restricted cash	8,002,915	8,036,496
Deferred leasing costs, net	1,378,568	1,666,135
Goodwill	1,389,000	1,389,000
Investment in Conduit Pharmaceuticals marketable securities (see Notes 2 & 9)	7,515	206,177
Deferred tax asset	298,645	298,645
Other assets, net (see Note 6)	3,450,281	3,376,697
Total other assets	14,526,924	14,973,150
TOTAL ASSETS	$127,808,885	$142,569,650
LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$83,277,135	$80,977,448
Mortgage notes payable related to properties held for sale, net	10,442,278	21,116,646
Mortgage notes payable, total net	93,719,413	102,094,094
Accounts payable and accrued liabilities	3,043,157	3,290,170
Accrued real estate taxes	1,457,629	1,972,477
Dividends payable	190,393	194,784
Lease liability, net	46,373	64,345
Below-market leases, net	4,560	8,625
Total liabilities	98,461,525	107,624,495

Commitments and contingencies (see Note 10)
Equity:
Series D Preferred Stock, $0.01 par value per share; 1,000,000 shares authorized; 974,823 shares issued and outstanding (liquidation preference $25.00 per share) as of September 30, 2025 and 997,082 shares issued and outstanding as of December 31, 2024	9,748	9,971
Series A Common Stock, $0.01 par value per share, shares authorized: 100,000,000; 1,230,601 shares and 1,283,432 shares were issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	12,306	128,343
Additional paid-in capital	186,477,510	185,770,842
Dividends and accumulated losses	(165,400,881)	(159,374,010)
Total stockholders’ equity before noncontrolling interest	21,098,683	26,535,146
Noncontrolling interest	8,248,677	8,410,009
Total equity	29,347,360	34,945,155
TOTAL LIABILITIES AND EQUITY	$127,808,885	$142,569,650

CONSOLIDATED STATEMENT OF OPERATIONS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Operations

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Rental income	$4,108,866	$4,640,816	$12,423,048	$13,754,740
Fees and other income	87,276	82,558	277,018	345,236
Total revenue	4,196,142	4,723,374	12,700,066	14,099,976
Costs and expenses:
Rental operating costs	1,534,563	1,598,015	4,609,810	4,654,087
General and administrative	1,450,061	1,629,919	4,335,697	5,917,286
Depreciation and amortization	1,235,640	1,455,882	3,691,435	4,158,270
Impairment of goodwill and real estate assets	82,913	697,146	4,427,245	893,939
Total costs and expenses	4,303,177	5,380,962	17,064,187	15,623,582
Other income (expense):
Interest expense - mortgage notes	(1,499,075)	(1,473,528)	(4,487,415)	(4,514,579)
Interest and other income, net	5,263	5,263	15,618	15,116
Gain on sales of real estate, net	300,975	361,151	5,078,302	3,191,149
Net loss in Conduit Pharmaceuticals marketable securities (see Note 9)	(212)	(3,932,770)	(184,672)	(17,821,437)
Income tax expense (benefit)	14,871	(6,911)	(13,630)	(167,496)
Total other income (expense), net	(1,178,178)	(5,046,795)	408,203	(19,297,247)
Net loss	(1,285,213)	(5,704,383)	(3,955,918)	(20,820,853)
Less: Income attributable to noncontrolling interests	(5,635)	(355,153)	(346,103)	(2,328,386)
Net loss attributable to Presidio Property Trust, Inc. stockholders	$(1,290,848)	$(6,059,536)	$(4,302,021)	$(23,149,239)
Less: Series D Preferred Stock dividends	(571,179)	(585,930)	(1,724,850)	(1,651,293)
Net loss attributable to Presidio Property Trust, Inc. common stockholders	$(1,862,027)	$(6,645,466)	$(6,026,871)	$(24,800,532)

Net loss per share attributable to Presidio Property Trust, Inc. common stockholders:
Basic & Diluted	$(1.53)	$(5.33)	$(4.95)	$(20.00)

Weighted average number of common shares outstanding - basic & dilutive	1,215,943	1,247,657	1,216,873	1,239,980

CONSOLIDATED STATEMENT OF CASH FLOWS

Presidio Property Trust, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

	For the Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(3,955,918)	$(20,820,853)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,691,435	4,158,270
Stock compensation	831,823	1,232,050
Gain on sale of real estate assets, net	(5,078,302)	(3,191,149)
Net loss in Conduit Pharmaceuticals fair value marketable securities	184,672	17,821,437
Net loss (gain) in fair value marketable securities	—	560
Impairment of goodwill and real estate assets	4,427,245	893,939
Amortization of financing costs	201,500	286,491
Amortization of below-market leases	(3,509)	(3,731)
Straight-line rent adjustment	41,733	(113,491)
Changes in operating assets and liabilities:
Other assets	294,586	158,524
Accounts payable and accrued liabilities	(500,641)	(784,313)
Accrued real estate taxes	(514,848)	(296,168)
Net cash used in operating activities	(380,224)	(658,434)
Cash flows from investing activities:
Real estate acquisitions	(9,444,465)	(9,729,351)
Additions to buildings and tenant improvements	(2,178,973)	(1,939,641)
Proceeds from sale of marketable securities	13,990	60,467
Proceeds from sales of real estate, net	23,043,395	22,273,254
Net cash provided by investing activities	11,433,947	10,664,729
Cash flows from financing activities:
Proceeds from mortgage notes payable, net of issuance costs	18,942,396	13,602,291
Payment of debt issuance costs	(333,838)	(210,661)
Repayment of mortgage notes payable	(27,142,992)	(19,072,175)
Payment of deferred offering costs	(79,170)	—
Distributions to noncontrolling interests	(507,435)	(3,283,899)
Contributions from noncontrolling interests	—	200,000
Issuance of Series A Common Stock, net of offering costs	1,671,463	—
Issuance of Series D Preferred Stock, net of offering costs	—	1,195,855
Repurchase of Series A Common Stock, at cost	(1,585,091)	(97,394)
Repurchase of Series D Preferred Stock, at cost	(327,787)	—
Dividends paid to Series D Preferred Stockholders	(1,724,850)	(1,651,292)
Net cash used in financing activities	(11,087,304)	(9,317,275)
Net (decrease) increase in cash equivalents and restricted cash	(33,581)	689,020
Cash, cash equivalents and restricted cash - beginning of period	8,036,496	6,510,428
Cash, cash equivalents and restricted cash - end of period	$8,002,915	$7,199,448
Supplemental disclosure of cash flow information:
Interest paid-mortgage notes payable	$4,540,090	$4,064,414
Income taxes paid	$46,511	$71,546
Non-cash investing activities:
Paid building and tenant improvements from prior year	$(207,847)	$(295,567)
Unpaid building and tenant improvements	$140,135	$30,204
Private warrants from Conduit Pharmaceuticals	$—	$642,600
Non-cash financing activities:
Unpaid debt issuance costs	$85,164	$—
Issuance of Series A Common Stock for minority interest	$—	$1,052,579
Dividends payable - Series D Preferred Stock	$190,393	$195,310

EBITDAre RECONCILIATION

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(1,862,027)	$(6,645,466)	$(6,026,871)	$(24,800,532)
Adjustments
Interest Expense	1,499,075	1,473,528	4,487,415	4,514,579
Depreciation and Amortization	1,234,396	1,454,638	3,687,926	4,154,539
Asset Impairment	82,913	697,146	4,427,245	893,939
Net loss (gain) on sale of real estate	(300,975)	(361,151)	(5,078,302)	(3,191,149)
Net change in marketable securities	212	3,932,770	184,672	17,821,997
Income Taxes	(14,871)	6,911	13,630	167,496

EBITDAre	$638,723	$558,376	$1,695,715	$(439,131)

FFO AND CORE FFO RECONCILIATION

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$(1,862,027)	$(6,645,466)	$(6,026,871)	$(24,800,532)
Adjustments:
Income attributable to noncontrolling interests	5,635	355,153	346,103	2,328,386
Depreciation and amortization	1,235,640	1,455,882	3,691,435	4,158,270
Amortization of above and below market leases, net	(1,244)	(1,244)	(3,509)	(3,731)
Impairment of real estate assets	82,913	697,146	4,427,245	893,939
Net change in marketable securities	212	3,932,770	184,672	17,821,997
Loss (gain) on sale of real estate assets, net	(300,975)	(361,151)	(5,078,302)	(3,191,149)
FFO	$(839,846)	$(566,910)	$(2,459,227)	$(2,792,820)
Restricted stock compensation	287,447	347,021	831,823	1,232,050
Cost associated with Zuma Capital Management	—	469,552	—	565,534
Core FFO	$(552,399)	$249,663	$(1,627,404)	$(995,236)

Weighted average number of common shares outstanding - basic and diluted	1,215,943	1,247,657	1,216,873	1,239,980

Core FFO / Wgt Avg Share	$(0.45)	$0.20	$(1.34)	$(0.80)

Quarterly Dividends / Share	$—	$—	$—	$—

SEGMENT DATA

The following tables compare the Company’s segment activity and NOI and adjusted NOI for Model Home income to its results of operations and financial position and the Company’s segment activity and to its results of GAAP operations and financial position for the nine months ended September 30, 2025. The information for Corporate and Other are presented to reconcile back to the consolidated statement of operations, but is not considered a reportable segment.

	For the Nine Months Ended September 30, 2025

	Retail	Office/Industrial	Model Homes	Corporate and Other	Total

Rental revenue	$393,587	$7,292,655	$2,970,745	$—	$10,656,987
Recovery revenue	56,439	1,709,622	—	—	1,766,061
Other operating revenue	400	191,705	5,776	79,137	277,018
Total revenues	450,426	9,193,982	2,976,521	79,137	12,700,066

Rental operating costs	110,219	4,795,036	146,840	(442,285)	4,609,810
Net Operating Income (NOI)	340,207	4,398,946	2,829,681	521,422	8,090,256

Gain on Sale - Model Homes	—	—	583,944	—	583,944
Impairment of Model Homes	—	—	(200,625)	—	(200,625)

Adjusted NOI	$340,207	$4,398,946	$3,213,000	$521,422	$8,473,575

	For the Nine Months Ended September 30, 2025

	Retail	Office/Industrial	Model Homes	Corporate and Other	Total
Revenues:
Rental income	$450,026	$9,002,277	$2,970,745	$—	$12,423,048
Fees and other income	400	191,705	5,776	79,137	277,018
Total revenue	450,426	9,193,982	2,976,521	79,137	12,700,066
Costs and expenses:
Rental operating costs	110,219	4,795,036	146,840	(442,285)	4,609,810
General and administrative	—	17,095	592,160	3,726,442	4,335,697
Depreciation and amortization	77,545	2,942,345	667,842	3,703	3,691,435
Impairment of goodwill and real estate assets	—	4,226,620	200,625	—	4,427,245
Total costs and expenses	187,764	11,981,096	1,607,467	3,287,860	17,064,187
Other income (expense):
Interest expense - mortgage notes	(237,802)	(2,745,509)	(1,500,101)	(4,003)	(4,487,415)
Interest and other income, net	—	—	23	15,595	15,618
Net loss in Conduit Pharmaceuticals marketable securities (see footnote 9)	—	—	—	(184,672)	(184,672)
Gain on sales of real estate, net	4,494,358	—	583,944	—	5,078,302
Income tax (expense) benefit	—	—	(37,610)	23,980	(13,630)
Total other income (expense), net	4,256,556	(2,745,509)	(953,744)	(149,100)	408,203
Net income (loss)	4,519,218	(5,532,623)	415,310	(3,357,823)	(3,955,918)
Less: Income attributable to noncontrolling interests	—	(39,392)	(306,711)	—	(346,103)
Net income (loss) attributable to Presidio Property Trust, Inc. stockholders	$4,519,218	$(5,572,015)	$108,599	$(3,357,823)	$(4,302,021)

SEGMENT DATA (continued)

	September 30,	December 31,
Assets by Reportable Segment:	2025	2024
Office/Industrial Properties:
Land, buildings and improvements, net (1)	$69,702,282	$74,425,180
Total assets (2)	$70,743,779	$76,292,662
Model Home Properties:
Land, buildings and improvements, net (1)	$39,040,072	$37,416,000
Total assets (2)	$39,708,805	$38,166,964
Retail Properties:
Land, buildings and improvements, net (1)	$4,531,779	$15,743,789
Total assets (2)	$4,687,011	$16,673,605
Reconciliation to Total Assets:
Total assets for reportable segments	$115,139,595	$131,133,231
Corporate and other assets:
Cash, cash equivalents and restricted cash	1,575,384	564,922
Other assets, net	11,093,906	10,871,497
Total Assets	$127,808,885	$142,569,650

(1)	Includes lease intangibles.

(2)	Includes land, buildings and improvements, cash, cash equivalents, and restricted cash, current receivables, deferred rent receivables and deferred leasing costs and other related intangible assets, all shown on a net basis.

DEFINITIONS – NON-GAAP MEASUREMENTS

EBITDAre - EBITDAre is defined by NAREIT as earnings before interest, taxes, depreciation, and amortization, gain or loss on disposal of depreciated assets, and impairment write-offs.

Funds from Operations (“FFO”) – The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders. The Company defines FFO, a non-GAAP measure, as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

However, because FFO excludes depreciation and amortization as well as the changes in the value of the Company’s properties that result from use or market conditions, each of which have real economic effects and could materially impact the Company’s results from operations, the utility of FFO as a measure of the Company’s performance is limited. In addition, other REITs may not calculate FFO in accordance with the NAREIT definition as the Company does, and, accordingly, the Company’s FFO may not be comparable to other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of the Company’s performance.

Core Funds from Operations (“Core FFO”) – We calculate Core FFO by using FFO as defined by NAREIT and adjusting for certain other non-core items. We exclude from our Core FFO calculation acquisition costs, loss on early extinguishment of debt, changes in the fair value of the earn-out, changes in fair value of contingent consideration, non-cash warrant dividends, other non-recuring expenses, and the amortization of stock-based compensation.

We believe Core FFO provides a useful metric in comparing operations between reporting periods and in assessing the sustainability of our ongoing operating performance. Other equity REITs may calculate Core FFO differently or not at all, and, accordingly, the Company’s Core FFO may not be comparable to such other REITs’ Core FFO.